SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2017

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

17 South Briar Hollow Lane, Suite 100 Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)

Item 2.02.	Results of Operations and Financal Condition.

On May 8, 2017, Adams Resources & Energy, Inc., a Delaware corporation, issued a press release announcing financial results for the first quarter ended March 31, 2017.  A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  The information in the Current Report on Form 8-K, including the exhibit, shall not be deemed ‟filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the ‟Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date: May 8, 2017	By:/s/ Josh C. Anders
Josh C. Anders
Chief Financial Officer